Exhibit 10.11.14

AMENDMENT NO. 11 TO RATIFICATION AND AMENDMENT AGREEMENT AND
AMENDMENT NO. 13 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 11 TO RATIFICATION AND AMENDMENT AGREEMENT AND AMENDMENT NO. 13 TO LOAN AND SECURITY AGREEMENT, dated as of March 16, 2009 (this “Eleventh Ratification Amendment”), by and among CONGOLEUM CORPORATION, a Delaware corporation, as debtor and debtor-in-possession (“Borrower”), CONGOLEUM FISCAL, INC., a New York corporation, as debtor and debtor-in-possession (“CFI”), CONGOLEUM SALES, INC., a New York corporation, as debtor and debtor-in-possession (“CSI” and together with CFI, collectively, “Guarantors” and each individually, a “Guarantor”), and WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, Lender, Borrower and Guarantors have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated December 10, 2001, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated September 19, 2002, between Lender and Borrower, Amendment No. 2 to Loan and Security Agreement, dated as of February 27, 2003, among Lender, Borrower and Guarantors, and as further amended and ratified by the Ratification and Amendment Agreement, dated as of January 7, 2004 (the “Ratification Agreement”), between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 1 to Ratification Agreement and Amendment No. 3 to Loan and Security Agreement, dated as of December 14, 2004, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 2 to Ratification Agreement and Amendment No. 4 to Loan and Security Agreement, dated as of January 13, 2005, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 3 to Ratification Agreement and Amendment No. 5 to Loan and Security Agreement, dated as of June 7, 2005, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 4 to Ratification Agreement and Amendment No. 6 to Loan and Security Agreement, dated as of December 19, 2005, as acknowledged by Guarantors, Amendment No. 5 to Ratification Agreement and Amendment No. 7 to Loan and Security Agreement, dated as of September 27, 2006 between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 6 to Ratification Agreement and Amendment No. 8 to Loan and Security Agreement, dated as of November 27, 2006 between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 7 to Ratification Agreement and Amendment No. 9 to Loan and Security Agreement dated as of June 12, 2007 between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 8 to Ratification and Amendment Agreement and Amendment No. 10 to Loan and Security Agreement dated as of December 11, 2007, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 9 to Ratification and Amendment Agreement and Amendment No. 11 to Loan and Security Agreement dated as of June 4, 2008, between Lender and Borrower, as acknowledged by Guarantors, and Amendment No. 10 to Ratification and Amendment Agreement and Amendment No. 12 to Loan and Security Agreement dated as of October 6, 2008, between Lender and Borrower, as acknowledged by Guarantors, permitting debtor and debtor-in-possession financing for Borrower and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (all of the foregoing, as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, including the Reaffirmation and Amendment of Guarantor Documents, dated as of January 7, 2004, between Lender and Guarantors, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the “Financing Agreements”);

WHEREAS, Borrower and each Guarantor have each commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey and have each retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its businesses as a debtor-in-possession;

WHEREAS, Borrower and Guarantors have notified Lender that as of December 31, 2008, Borrower and Guarantors will be unable to comply with the Minimum EBITDA covenant as set forth in Section 9.23(c) of the Loan Agreement;

WHEREAS, Borrower and Guarantors hereby acknowledge and agree that the foregoing constitutes an Event of Default under the Loan Agreement and/or the other Financing Agreements (the “Specified Event of Default”);

WHEREAS, Borrower and Guarantors have requested that Lender (i) waive the Specified Event of Default, and (ii) make certain amendments to the Loan Agreement, and Lender is willing to agree to such request, subject to the terms and conditions contained herein;

WHEREAS, by this Eleventh Ratification Amendment, Lender, Borrower and Guarantors desire and intend to evidence such amendments;

WHEREAS, this Eleventh Ratification Amendment has been filed with the Bankruptcy Court and notice thereof has been served upon all parties that have requested notice in the Borrower’s and Guarantors’ bankruptcy cases pursuant to the Final Order (1) Authorizing Debtors’ Use of Cash Collateral, (2) Authorizing Debtors to Obtain Post-Petition Financing, (3) Granting Senior Liens and Priority Administrative Expense Status Pursuant to 11 U.S.C. §§105 and 364(c), (4) Modifying the Automatic Stay Pursuant to 11 U.S.C. §362, and (5) Authorizing Debtors to Enter Into Agreements with Congress Financial Corporation (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Final DIP Financing Order”), which was approved by the Bankruptcy Court on February 2, 2004;

WHEREAS, no objection has been filed by any interested party to the terms and conditions of this Eleventh Ratification Amendment and Borrower and Guarantors are authorized to execute and deliver this Eleventh Ratification Amendment in accordance with the terms of the Final DIP Financing Order; and

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby covenant, warrant and agree as follows:

1.  DEFINITIONS.

1.1   Additional Definition.  “Eleventh Ratification Amendment” shall mean this Eleventh Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.2  Amendments to Definitions in Financing Agreements.

(a)  All references to the term “Financing Agreements” in this

Eleventh Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Eleventh Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b)  All references to the term “Ratification Agreement” in this Eleventh Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to mean the Ratification Agreement, as amended hereby, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.3  Interpretation.  For purposes of this Eleventh Ratification Amendment, unless otherwise defined herein, all capitalized terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

2.  WAIVER OF THE SPECIFIED EVENT OF DEFAULT

2.1  Subject to all terms, conditions, and conditions precedent contained in this Eleventh Ratification Amendment, Lender waives the Specified Event of Default.

3.  AMENDMENTS TO LOAN AGREEMENT

3.1  Interest Rate.  Section 1.41 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“1.41 ‘Interest Rate’ shall mean, as to Prime Rate Loans, a rate equal to one and three-quarters (1.75%) percent per annum in excess of the Prime Rate; provided, that, notwithstanding anything to the contrary contained herein, the Interest Rate shall mean the rate of three and three-quarters (3.75%) percent per annum in excess of the Prime Rate as to Prime Rate Loans, at Lender’s option, without notice, (a) either (i) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (ii) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender in good faith and (b) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 hereof (whether or not such excess(es) arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default).”

3.2  Minimum EBITDA.  Section 9.23(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(c)  Borrower and its Subsidiaries shall not, for any period set forth below during fiscal year 2009 of Borrower and its Subsidiaries commencing on or after January 1, 2009 (each, a “Test Period”), permit EBITDA of Borrower and its Subsidiaries to be less than the respective amount set forth below opposite such Test Period; provided, that, Borrower and its Subsidiaries shall not be required to comply with this Minimum EBITDA covenant in the event Excess Availability (including any Excess Availability considered in satisfaction of Section 9.18) on each Business Day during the Test Period is greater than $5,000,000.  In the event (A) Excess Availability (including any Excess Availability considered in satisfaction of Section 9.18) is less than $5,000,000 (x) on any Business Day up to a maximum of three (3) Business Days during the period from the effective date of this Eleventh Ratification Amendment through March 31, 2009 or (y) on any Business Day up to a maximum of four (4) Business Days for the ninety (90) day period ending on June 30, 2009, and (B) Borrower and its Subsidiaries are in possession of at least $3,000,000 of unrestricted cash during any day that Excess Availability (including any Excess Availability considered in satisfaction of Section 9.18) is less than $5,000,000, then Borrower and its Subsidiaries shall not be required to comply with the terms of this Minimum EBITDA covenant for such Test Period:

Test Period	Minimum EBITDA
For the month ending January 31, 2009	$400,000
For the two (2) months ending February 28, 2009	$900,000
For the three (3) months ending March 31, 2009	$1,600,000
For the four (4) months ending April 30, 2009	$2,400,000
For the five (5) months ending May 31, 2009	$3,350,000
For the six (6) months ending June 30, 2009	$4,300,000”

4.  COVENANT MODIFICATION AND AMENDMENT FEE.  In addition to and not in limitation of all other fees, costs and expenses payable to Lender under the Financing Agreements, in consideration of this Eleventh Ratification Amendment, Borrower shall pay Lender a covenant modification and amendment fee (the “Amendment Fee”) in the amount of $30,000, which Amendment Fee shall be fully earned and payable upon the entry of an order approving and authorizing this Eleventh Amendment.  The Amendment Fee may be charged directly to the loan account of Borrower.

5.  ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.  In addition to the continuing representations, warranties and covenants heretofore made in the Loan Agreement or otherwise and hereafter made by Borrower and Guarantors to Lender, whether pursuant to the Financing Agreements or otherwise, and not in limitation thereof, Borrower and Guarantors hereby represent, warrant and covenant with, to and in favor of Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, to the extent such compliance does not violate the terms and provisions of the Bankruptcy Code, being a continuing condition of the making of loans by Lender:

5.1  This Eleventh Ratification Amendment has been duly authorized, executed and delivered by Borrower and Guarantors and the agreements and obligations of Borrower and Guarantors contained herein constitute legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.

5.2  Other than the Specified Event of Default, no Default or Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Eleventh Ratification Amendment.

6.  CONDITIONS PRECEDENT.  In addition to any other conditions contained herein or in the Loan Agreement, as in effect immediately prior to the date hereof, with respect to the Loans, Letter of Credit Accommodations and other financial accommodations available to Borrower (all of which conditions, except as modified or made pursuant to this Eleventh Ratification Amendment shall remain applicable to the Loans and be applicable to Letter of Credit Accommodations and other financial accommodations available to Borrower), the following are conditions to Lender’s obligation to extend further loans, advances or other financial accommodations to Borrower pursuant to the Loan Agreement:

6.1  Borrower and Guarantors shall execute and/or deliver to Lender this Eleventh Ratification Amendment, and all other Financing Agreements that Lender may request to be delivered in connection herewith, in form and substance satisfactory to Lender;

6.2  No trustee, examiner or receiver or the like shall have been appointed or designated with respect to Borrower or any Guarantor, as debtor and debtor-in-possession, or its business, properties and assets;

6.3  Borrower and Guarantors shall execute and/or deliver to Lender all other Financing Agreements, and other agreements, documents and instruments, in form and substance satisfactory to Lender, which, in the good faith judgment of Lender are necessary or appropriate and implement the terms of this Eleventh Ratification Amendment and the other Financing Agreements, as modified pursuant to this Eleventh Ratification Amendment, all of which contains provisions, representations, warranties, covenants and Events of Default, as are reasonably satisfactory to Lender and its counsel;

6.4  Each of Borrower and Guarantors shall comply in full with the notice and other requirements of the Bankruptcy Code, the applicable Federal Rules of Bankruptcy Procedure, and the terms and conditions of the Final DIP Financing Order in a manner acceptable to Lender and its counsel;

6.5  No objection has been filed by any interested party to the terms and conditions of this Eleventh Ratification Amendment and Borrower and Guarantors are authorized, in accordance with the terms of the Final DIP Financing Order, to execute, deliver, comply with and fully be bound by this Eleventh Ratification Amendment; and

6.6  Other than the Specified Event of Default, no Default or Event of Default shall be continuing under any of the Financing Agreements, as of the date hereof.

7.  MISCELLANEOUS.

7.1  Amendments and Waivers.  Neither this Eleventh Ratification Amendment nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

7.2  Further Assurances.  Each of Borrower and Guarantors shall, at its expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, and do or cause to be done such further acts as may be necessary or proper in Lender’s opinion to evidence, perfect, maintain and enforce the security interests of Lender, and the priority thereof, in the Collateral and to otherwise effectuate the provisions or purposes of this Eleventh Ratification Amendment, any of the other Financing Agreements or the Financing Order.

7.3  Headings.  The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Eleventh Ratification Amendment.

7.4  Counterparts.  This Eleventh Ratification Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement.

7.5  Additional Events of Default.  The parties hereto acknowledge, confirm and agree that the failure of Borrower or any Guarantor to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by Borrower or any Guarantor in connection herewith shall constitute an Event of Default under the Financing Agreements.

7.6  Effectiveness.  This Eleventh Ratification Amendment shall become effective upon the execution hereof by Lender.

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Ratification Amendment to be duly executed as of the day and year first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION,
successor by merger to Congress Financial Corporation

By:  /s/ Marc J. Breier

Title: Managing Director

CONGOLEUM CORPORATION,
as Debtor and Debtor-in-Possession

By:   /s/ Howard N. Feist III

Title:  CFO

CONGOLEUM SALES, INC.,
as Debtor and Debtor-in-Possession

By:   /s/ Howard N. Feist III

Title:  VP

CONGOLEUM FISCAL, INC.,
as Debtor and Debtor-in-Possession

By:   /s/ Howard N. Feist III

Title:  VP